Supplement dated December 3, 2018 to the Segall Bryant & Hamill Funds Prospectus dated May 1, 2018.

Effective December 3, 2018, the following paragraph replaces the paragraph regarding Valuing Fixed Income Obligations on page 80 under the caption “Valuation” in the “General Account Policies” section.

Valuing Fixed Income Obligations

Fixed income obligations generally do not have readily available market quotations. As such, the Funds employ an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Funds that have been approved by the Board.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE